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                                 EXHIBIT NO. 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation of our reports dated August 2, 1994, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Numbers 33-53989, 33-51554, 33- 51556, 33-34437, 33-33612,
33-38348, 33-01558, 2-63498, 2-91928 and 2-86957.



                                                 ARTHUR ANDERSEN LLP

Cleveland, Ohio
  September 14, 1994.